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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 29, 2004

          CWABS, INC., (as depositor under the Pooling and Servicing
      Agreement, to be dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series
                                  2004-AB1).
                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware               333-109272             95-4596514
           --------               ----------             ----------
 (State or other jurisdiction    (Commission          (I.R.S. Employer
       of incorporation)         File Number)       Identification No.)

       4500 Park Granada
     Calabasas, California                                 91302
     ---------------------                                 -----
     (Address of principal                               (Zip Code)
      executive offices)
       Registrant's telephone number, including area code (818) 225-3237
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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      Section 8 - Other Events

      Item 8.01   Other Events.
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      Pooling & Servicing Agreement
      -----------------------------

            CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Countrywide LFT LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-AB1 (the "Certificates"). The Certificates were issued on September 29, 2004. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

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Section 9  -  Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits.
              ----------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.
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         Exhibit No.       Description
         -----------

            99.1 Pooling and Servicing Agreement dated as of October 1, 2004 .


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.



                                                     By: /s/ Celia Coulter
                                                         ----------------------
                                                         Name:  Celia Coulter
                                                         Title:  Vice President


Dated:  October 29, 2004



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                                 EXHIBIT INDEX
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Exhibit No.          Description
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99.1                 Pooling and Servicing Agreement.